THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

ARTICLES SUPPLEMENTARY

The Prudential Investment Portfolios, Inc., a Maryland corporation (the “Corporation”), having its principal office in Baltimore City, Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation (the “Board of Directors”) by Article IV, Section 2 of the charter of the Corporation (the “Charter”), the Board of Directors has duly reclassified and designated all authorized but unissued shares of Class L Common Stock, $0.001 par value per share, of the Corporation as additional shares of Class A Common Stock, $0.001 par value per share, of the Corporation (“Class A Common Stock”), with the terms set forth in the Charter applicable to shares of Class A Common Stock.

SECOND: Prior to the reclassification and designation authorized by these Articles Supplementary, the total number of shares of all classes and series of stock which the Corporation had authority to issue was 6,250,000,000 shares, $0.001 par value per share, having an aggregate par value of $6,250,000, classified and designated as follows:

Prudential Jennison Growth Fund

Class A Common Stock 208,333,334 shares

Class B Common Stock 208,333,334 shares

Class C Common Stock 208,333,333 shares

Class I Common Stock 208,333,333 shares

Class R Common Stock 208,333,333 shares

Class Z Common Stock 208,333,333 shares

            Total 1,250,000,000 shares

Prudential Jennison Equity Opportunity Fund

Class A Common Stock 200,000,000 shares

Class B Common Stock 200,000,000 shares

Class C Common Stock 200,000,000 shares

Class R Common Stock 200,000,000 shares

Class Z Common Stock 200,000,000 shares

Total 1,000,000,000 shares

Prudential Asset Allocation Fund

Class A Common Stock 200,000,000 shares

Class B Common Stock 125,000,000 shares

Class C Common Stock 125,000,000 shares

Class L Common Stock 125,000,000 shares

Class M Common Stock 125,000,000 shares

Class R Common Stock 75,000,000 shares

Class X Common Stock 75,000,000 shares

New Class X Common Stock 75,000,000 shares

Class Z Common Stock 75,000,000 shares

Total 1,000,000,000 shares

Prudential Conservative Allocation Fund

Class A Common Stock 250,000,000 shares

Class B Common Stock 250,000,000 shares

Class C Common Stock 250,000,000 shares

Class R Common Stock 100,000,000 shares

Class Z Common Stock 150,000,000 shares

Total 1,000,000,000 shares

Prudential Moderate Allocation Fund

Class A Common Stock 250,000,000 shares

Class B Common Stock 250,000,000 shares

Class C Common Stock 250,000,000 shares

Class R Common Stock 100,000,000 shares

Class Z Common Stock 150,000,000 shares

Total 1,000,000,000 shares

Prudential Growth Allocation Fund

Class A Common Stock 250,000,000 shares

Class B Common Stock 250,000,000 shares

Class C Common Stock 250,000,000 shares

Class R Common Stock 100,000,000 shares

Class Z Common Stock 150,000,000 shares

Total 1,000,000,000 shares

THIRD: As reclassified and designated hereby, the total number of shares of all classes and series of stock which the Corporation has authority to issue is 6,250,000,000 shares, $0.001 par value per share, having an aggregate par value of $6,250,000, classified and designated as follows:

Prudential Jennison Growth Fund

Class A Common Stock 208,333,334 shares

Class B Common Stock 208,333,334 shares

Class C Common Stock 208,333,333 shares

Class I Common Stock 208,333,333 shares

Class R Common Stock 208,333,333 shares

Class Z Common Stock 208,333,333 shares

             Total 1,250,000,000 shares

Prudential Jennison Equity Opportunity Fund

Class A Common Stock 200,000,000 shares

Class B Common Stock 200,000,000 shares

Class C Common Stock 200,000,000 shares

Class R Common Stock 200,000,000 shares

Class Z Common Stock 200,000,000 shares

Total 1,000,000,000 shares

Prudential Asset Allocation Fund

Class A Common Stock 325,000,000 shares

Class B Common Stock 125,000,000 shares

Class C Common Stock 125,000,000 shares

Class M Common Stock 125,000,000 shares

Class R Common Stock 75,000,000 shares

Class X Common Stock 75,000,000 shares

New Class X Common Stock 75,000,000 shares

Class Z Common Stock 75,000,000 shares

Total 1,000,000,000 shares

Prudential Conservative Allocation Fund

Class A Common Stock 250,000,000 shares

Class B Common Stock 250,000,000 shares

Class C Common Stock 250,000,000 shares

Class R Common Stock 100,000,000 shares

Class Z Common Stock 150,000,000 shares

Total 1,000,000,000 shares

Prudential Moderate Allocation Fund

Class A Common Stock 250,000,000 shares

Class B Common Stock 250,000,000 shares

Class C Common Stock 250,000,000 shares

Class R Common Stock 100,000,000 shares

Class Z Common Stock 150,000,000 shares

Total 1,000,000,000 shares

Prudential Growth Allocation Fund

Class A Common Stock 250,000,000 shares

Class B Common Stock 250,000,000 shares

Class C Common Stock 250,000,000 shares

Class R Common Stock 100,000,000 shares

Class Z Common Stock 150,000,000 shares

Total 1,000,000,000 shares

FOURTH: The terms of shares of all other classes or series of stock of the Corporation (including the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption) are as provided in the Charter and remain unchanged by these Articles Supplementary.

FIFTH: These Articles Supplementary shall become effective upon filing with the State Department of Assessments and Taxation of Maryland.

IN WITNESS WHEREOF, The Prudential Investment Portfolios, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on June 7, 2012.

WITNESS:                                              THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

/s/ Jonathan D. Shain ___                                                             By: /s/ Stuart S. Parker______

Jonathan D. Shain, Assistant Secretary                                              Stuart S. Parker, President

The undersigned, President of The Prudential Investment Portfolios, Inc., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                                                                                       /s/ Stuart S. Parker______
                                                                                                       Stuart S. Parker, President